UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Duke Joint Venture Office Portfolio

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Third Amended and Restated Advisory Agreement

On December 21, 2010, the Company entered into that certain third amended and restated advisory agreement (the “Amended Advisory Agreement”) with CBRE Operating Partnership, L.P., the Company’s operating partnership (“CBRE OP”) and CBRE Advisors LLC, the Company’s investment advisor (the “Investment Advisor”). The Amended Advisory Agreement contains the same terms and conditions as the Second Amended and Restated Advisory Agreement dated January 30, 2009, except that the term of the agreement has been extended to April 30, 2011, subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties.

The foregoing description of the Amended Advisory Agreement is qualified in its entirety by reference to the text of the agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Duke Joint Venture Office Portfolio

On December 17, 2010, Duke/Hulfish, LLC, a joint venture (the “Duke Joint Venture”) between CBRE OP and Duke Realty Limited Partnership (“Duke”), the operating partnership of Duke Realty Corporation (NYSE: DRE), entered into a purchase and sale agreement (the “Purchase Agreement”) with Duke, Duke Secured Financing 2009-1PAC, LLC and Duke Realty Ohio, affiliates of Duke, for the acquisition of up to $516,650,000 in office real property assets (the “Office Portfolio”). The Office Portfolio consists of 20 office properties (each a “Property” and together the “Properties”) that are expected to be contributed to the Duke Joint Venture in three separate tranches. CBRE OP owns an 80% interest and Duke owns a 20% interest in the Duke Joint Venture. On December 21, 2010, the Duke Joint Venture acquired fee interests in the first tranche of Properties as described further below.

Property and Market	Address	Year Built	Major Tenant[1]	Net Rentable Square Feet	Major Tenant Lease Expiration[1]	Approximate Purchase Price[2]	Pro Rata Share of Approximate Purchase Price[3]	Percentage Leased	Acquisition Fee[4]
McAuley Place / Cincinnati, Ohio	4600 McAuley Place, Blue Ash, Ohio	2001	Mercy Health Partners of South West Ohio[5]	190,733	08/2023	$35,000,000	$28,000,000	99%	420,000
Easton III/ Columbus, Ohio	3344 Morse Crossing, Columbus, Ohio	2005	Lane Bryant[6]	135,485	01/2019	$18,000,000	$14,400,000	100%	216,000
Point West I / Dallas, Texas	1525 S. Beltline Road, Coppell, Texas	2008	American Home Mortgage Services, Inc.[7]	182,700	11/2016	$29,500,000	$23,600,000	100%	354,000
Sam Houston Crossing I/ Houston, Texas	10343 Sam Houston Park Drive, Houston, Texas	2007	AMEC Paragon, Inc.[8]	159,175	05/2018	$25,500,000	$20,400,000	100%	306,000
Regency Creek I/ Raleigh, North Carolina	12040 Regency Parkway, Cary, North Carolina	2008	ABB, Inc.[9]	122,087	08/2017	$22,500,000	$18,000,000	100%	270,000
533 Maryville Centre/ St. Louis, Missouri	533 Maryville University Drive, St. Louis, Missouri	2000	Eveready Battery Company, Inc.[10]	125,296	04/2021	$23,877,520	$19,102,016	100%	286,530
555 Maryville Centre / St. Louis, Missouri	555 Maryville University Drive, St. Louis, Missouri	1999	—	127,082	04/2021	$19,472,480	$15,577,984	68%	233,670

(1)

Major tenants represent tenants that currently occupy more than 50,000 net rentable square feet. Properties which do not list a tenant are multi-tenant properties that do not currently have a single tenant that occupies more than 50,000 net rentable square feet.

(2)	Approximate total purchase price, exclusive of customary closing costs, paid by the Duke Joint Venture for each Property.

(3)

Pro rata share of approximate purchase price is at the Company’s pro rata share of effective ownership for each of these Properties, which was funded using net proceeds of the Company’s current public offering.

(4)	Acquisition fees payable to the Investment Advisor are not included in the total acquisition cost for the Properties.

(5)	Mercy Health Partners of South West Ohio is a healthcare system comprised of five hospitals and 38 physician practices serving the greater Cincinnati, Ohio area.

(6)	Lane Bryant, a division of Charming Shoppes, Inc. (NASDAQ:CHRS), is a chain of women’s retail clothing stores with over 850 stores in 48 states.

(7)	American Home Mortgage Services, Inc. is one of the country’s largest servicers of Alt-A and subprime loans on behalf of banks and other investors.

(8)	AMEC Paragon, Inc. is a provider of project management and engineering services to the oil and gas industry.

(9)	ABB, Inc. is a leader in power and automation technologies for utility and industrial customers.

(10)	Eveready Battery Company, Inc. is a division of Energizer Holdings, Inc. (NYSE:ENR), which manufactures batteries and lighting products.

The following table summarizes the remaining Properties in the Office Portfolio expected to be acquired by the Duke Joint Venture. Closing of each Property is subject to certain contingencies and there is no assurance that any of the Properties listed below will be acquired by the Duke Joint Venture.

List of Remaining Expected Properties

Property and Market	Year Built	Major Tenant(s)[1]	Net Rentable Square Feet	Estimated Closing Date
Norman Pointe I/ Minneapolis, MN	2000	NCS Pearson, Inc.	212,722	3/31/11
Norman Pointe II/ Minneapolis, MN
	2007	General Services Administration; Hartford Fire Insurance Company	324,296	3/31/11
The Landings I/ Cincinnati, Ohio	2006	Citicorp North America, Inc.	175,695	3/31/11
The Landings II/ Cincinnati, Ohio	2007	—	175,076	3/31/11
One Eastern Oval / Columbus, Ohio	1997	—	125,031	3/31/11
Two Eastern Oval / Columbus, Ohio	1995	—	128,674	3/31/11
Weston Pointe I / Ft. Lauderdale, Florida	1999	—	97,579	6/30/11
Weston Pointe II / Ft. Lauderdale, Florida	2000	—	97,180	6/30/11
Weston Pointe III / Ft. Lauderdale, Florida	2003	American Intercontinental University	97,178	6/30/11
Weston Pointe IV / Ft. Lauderdale, Florida	2006	General Services Administration	96,175	6/30/11
One Conway Park / Chicago, Illinois	1989	—	105,000	6/30/11
West Lake at Conway / Chicago, Illinois	2008	—	99,538	6/30/11
5525 Parkcenter Circle / Columbus, Ohio	1996	Nationwide Mutual Insurance Co.	315,102	6/30/11

(1)

Major tenants represent tenants that currently occupy more than 50,000 net rentable square feet. Properties which do not list a tenant are multi-tenant properties that do not currently have a single tenant that occupies more than 50,000 net rentable square feet.

Upon the entry into the Purchase Agreement, CBRE OP and Duke entered into an amended and restated limited liability company agreement (the “Amended and Restated LLC Agreement”) for the Duke Joint Venture. The Amended and Restated LLC Agreement generally contains the same terms and conditions as the Limited Liability Company Agreement between CBRE OP and Duke dated June 12, 2008, except for the following material changes: (i) Duke has granted the Company a call option to acquire Duke’s entire interest in the Duke Joint Venture which such interest shall be valued based on the opinions of qualified appraisers and which the Company can elect to exercise anytime after June 30, 2012 upon the occurrence and adoption by resolution of certain triggering events and (ii) the Duke Joint Venture has certain rights to participate in the development of certain adjacent and nearby parcels of land currently owned by Duke.

The foregoing descriptions of the Purchase Agreement and the Amended and Restated LLC Agreement are qualified in their entirety by reference to the text of the agreements both of which are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Item 8.01	Other Events.

Acquisition of Rickenbacker III (National Industrial Portfolio)

The Company, through a subsidiary of CBRE OP, has acquired the seventh and remaining property in the portfolio of seven warehouse distribution centers (collectively, the “National Industrial Portfolio”), previously disclosed on its Current Report on Form 8-K filed November 2, 2010, using the net proceeds from its current public offering, as detailed below.

Property and Market	Year Built	Tenant	Net Rentable Square Feet	Percentage Leased	Lease Expiration	Approximate Total Acquisition Cost
Rickenbacker III / Columbus, Ohio	2001	Genco I, Inc.[1]	679,155	60.7%	12/2013	$13,750,000

(1)	Genco I, Inc. is a subsidiary of GENCO Supply Chain Solutions a provider of contract logistics services and a leading wholesaler of surplus inventories.

Upon closing, the Company paid the Investment Advisor a $206,250 acquisition fee.

First Quarter Distribution

The Company’s board of trustees has approved a quarterly distribution to shareholders of $0.15 per common share for the first quarter of 2011. The distribution will be calculated on a daily basis and paid on April 15, 2011 to shareholders of record during the period from January 1, 2011 through and including March 31, 2011.

Extension of the Company’s Current Public Offering

The Company’s board of trustees has approved an extension of its current public offering until January 30, 2012. Under the rules promulgated by the Securities and Exchange Commission, the Company could continue its current public offering in some circumstances until July 28, 2012. If the Company extends its current public offering beyond January 30, 2012, the Company will provide that information in a prospectus supplement. In many states, the Company will need to renew the registration statement or file a new registration statement to continue its current public offering for these periods. The Company may terminate its current public offering at any time.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

To be filed by amendment. Pursuant to Item 9.01 of Form 8-K, the registrant hereby undertakes to file financial statements filed in response to this item on an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.

(d)	Exhibits.

10.1	Third Amended and Restated Advisory Agreement, by and among CB Richard Ellis Realty Trust, CBRE Operating Partnership, L.P., and CBRE Advisors LLC, dated December 21, 2010.

10.2	Purchase and Sale Agreement, by and among Duke Realty Limited Partnership, Duke Secured Financing 2009-1PAC, LLC, Duke Realty Ohio and Duke/Princeton, LLC, dated December 17, 2010.

10.3	Duke/Hulfish, LLC Amended and Restated Limited Liability Company Agreement, by and among CBRE Operating Partnership, L.P. and Duke Realty Limited Partnership, dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

December 23, 2010	By:	/S/ JACK A. CUNEO
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer